UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2024

LUMINAR TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38791	83-1804317
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2603 Discovery Drive, Suite 100
Orlando, Florida 32826
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (800) 532-2417

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Class A Common Stock, par value of $0.0001 per share	LAZR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.
On October 30, 2024, Luminar Technologies, Inc. (the “Company”) held its special meeting of stockholders (the “Special Meeting”). At the Special Meeting, the Company’s stockholders approved (1) an amendment to the Company’s Second Amended and Restated Certificate of Incorporation, as amended (the “Charter”), to, at the discretion of the Company’s Board of Directors (the “Board”), effect a reverse stock split (the “Reverse Stock Split”) with respect to the Company’s issued and outstanding Class A Common Stock and Class B Common Stock (collectively, the “Common Stock”), including any Common Stock held by the Company as treasury shares, at any time prior to December 31, 2024, at a ratio of 1-for-5 to 1-for-20 (the “Range”), with the ratio within such Range to be determined at the discretion of the Board without further approval or authorization of the Company’s stockholders (“Proposal No. 1”), and (2) the adjournment or adjournments of the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes in favor of Proposal No. 1 (“Proposal No. 2”). A total of 1,179,710,680 votes, or 85.5% of the voting power of the shares of the Company’s Common Stock outstanding as of the record date of September 5, 2024, were represented in person or by proxy at the Special Meeting. The matters voted on by the Company’s stockholders and the voting results are as follows:

1. Amendment of the Charter to Effect the Reverse Stock Split at the Discretion of the Board. Proposal No. 1 received the following votes:

Votes For	Votes Against	Abstained
1,135,044,554	42,735,817	1,930,309

2. Adjournment of the Special Meeting. Although Proposal No. 2 was approved by the following votes, adjournment of the Special Meeting was not necessary or appropriate because stockholders approved Proposal No. 1.

Votes For	Votes Against	Abstained
1,132,891,298	41,999,303	4,820,079

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Luminar Technologies, Inc.

Date: November 1, 2024	By:	/s/ Thomas J. Fennimore
	Name:	Thomas J. Fennimore
	Title:	Chief Financial Officer